Promissory notes payable and Convertible Debentures	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Promissory notes payable and Convertible Debentures

9. Promissory notes payable and Convertible Debentures

On September 22, 2021, the Company issued a non-convertible promissory note in the amount of $2,500,000 bearing interest of 15% per annum and payable at maturity. The promissory note was scheduled to mature on March 15, 2022; however, the note holder agreed to accept $500,000 payment, which the Company paid, by April 15, 2022, and the remaining principal and interest was deferred to June 20, 2022. Prior to the revised maturity of June 20, 2022, the note holder agreed to accept a further $500,000 payment by June 30, 2022, which the Company paid. The remaining principal and interest has been deferred to June 15, 2023. The Company incurred a one-time penalty of 10% of the outstanding principal on June 30, 2023, of $99,569 which is included in loss on debt modification in the consolidated statements of (loss) income. A final principal payment of $1,599,569 was made during the year ended December 31, 2023. Interest expense for the years ended December 31, 2023, and 2022 was $189,179 and $281,301 respectively. On December 31, 2023 interest of $nil ($384,041 at December 31, 2022) is included in interest payable on the consolidated balance sheets. On December 31, 2023, the Company owes $nil ($1,500,000 at December 31, 2022) in promissory notes payable, which was included in current liabilities on the consolidated balance sheets.

On February 21, 2023, the Company issued a non-convertible promissory note to a related party of $120,000, and a separate non-convertible promissory note of $120,000 to another party. Each promissory note bore fixed interest of $18,000, payable at maturity, which was the earlier of one year or the receipt of an equity or debt financing. Both promissory notes, including interest of a total of $36,000 recognized during the year ended December 31, 2023 ($nil for the year ended December 31, 2022), were settled on March 27, 2023 through participating in the March 2023 Offering (Note 10).

In June 2023, the Company issued a non-convertible promissory note in the amount of $150,000. The promissory note bore fixed interest of $15,000, payable at maturity, which was the earlier of one year or the receipt of an equity or debt financing. The promissory note, including interest, was settled in June 2023.

Project Finance Package with Sprott

On December 20, 2021, the Company executed a non-binding term sheet outlining a $50,000,000 project finance package with Sprott.

The non-binding term sheet with Sprott outlined a $50,000,000 project financing package that the Company expected to fulfill the majority of its funding requirements to restart the Mine. The term sheet consisted of an $8,000,000 royalty convertible debenture (the “RCD”), a $5,000,000 convertible debenture (the “CD1”), and a multi-metals Stream of up to $37,000,000. The CD1 was subsequently increased to $6,000,000, increasing the project financing package to $51,000,000.

On June 17, 2022, the Company consummated a new $15,000,000 convertible debenture (the “CD2”). As a result, total potential funding from Sprott was further increased to $66,000,000 including the RCD, CD1, CD2 and the Stream (together, the “Project Financing Package”).

On June 23, 2023, the Company closed the upsized and improved $67,000,000 project finance package with Sprott, consisting of a $46,000,000 stream and a $21,000,000 new debt facility. The newly proposed $46,000,000 stream (the “Stream”) was envisaged to have the same economic terms as the previously proposed $37,000,000 stream, with a $9,000,000 increase in gross proceeds received by the Company, resulting in a lower cost of capital for the Company. The Company also announced a new $21,000,000 new debt facility (the “Debt Facility”), available for draw at the Company’s election for two years. As a result, total funding commitments from Sprott was envisaged to increase to $96,000,000 including the RCD, CD1, CD2, Stream and debt facility (together, the “Project Financing Package”). The Bridge Loan, as previously envisaged, was repaid from the proceeds of the Stream. The parties also agreed to extend the maturities of the CD1 and CD2 to March 31, 2026, when the full $6 million and $15 million, respectively, will become due.

The Company incurred $83,499 of financing costs on the consolidated statements of (loss) income and comprehensive (loss) income relating to the modification of CD1, CD2, the extinguishment of RCD and the closing of the $21,000,000 debt facility.

$8,000,000 Royalty Convertible Debenture (RCD)

The Company closed the $8,000,000 RCD on January 7, 2022. The RCD bears interest at an annual rate of 9.0%, payable in cash or common stock at the Company’s option, until such time that Sprott elects to convert a royalty, with such conversion option expiring at the earlier of advancement of the Stream or July 7, 2023 (subsequently amended as described below). In the event of conversion, the RCD will cease to exist and the Company will grant a royalty for 1.85% of life-of-mine gross revenue from mining claims considered to be historically worked, contiguous to current accessible underground development, and covered by the Company’s 2021 ground geophysical survey (the “Sprott Royalty”). A 1.35% rate will apply to claims outside of these areas. The RCD was initially secured by a share pledge of the Company’s operating subsidiary, Silver Valley, until a full security package was put in place concurrent with the consummation of the CD1. In the event of non-conversion, the principal of the RCD will be repayable in cash.

Concurrent with the funding of the CD2 in June 2022, the Company and Sprott agreed to a number of amendments to the terms of the RCD, including an amendment of the maturity date from July 7, 2023 to March 31, 2025. The parties also agreed to enter into a Royalty Put Option such that in the event the RCD is converted into a royalty as described above, the holder of the royalty will be entitled to resell the royalty to the Company for $8,000,000 upon default under the CD1 or CD2 until such time that the CD1 and CD2 are paid in full. The Company determined that the amendments in the terms of the RCD should not be treated as an extinguishment of the RCD, and have therefore been accounted for as a modification.

On June 23, 2023, the funding date of the Stream, the RCD was repaid by the Company granting a royalty for 1.85% of life-of-mine gross revenue (the “Royalty”) from mining claims historically worked as described above. A 1.35% rate will apply to claims outside of these areas. The Company recorded a gain on sale of mineral properties of $6,980,932 in the consolidated statements of (loss) income and comprehensive (loss) income. Additionally, on settlement of the RCD, $347,499 of previously deferred to other comprehensive (loss) income was recognized in the net income (loss on FV of convertible debentures) on the consolidated statements of (loss) income and comprehensive (loss) income. The Company has accounted for the Royalty as a sale of mineral properties (refer to Note 6 for further detail).

$6,000,000 Series 1 Convertible Debenture (CD1)

The Company closed the $6,000,000 CD1 on January 28, 2022, which was increased from the previously-announced $5,000,000. The CD1 bears interest at an annual rate of 7.5%, payable in cash or common stock at the Company’s option, and matures on July 7, 2023 (subsequently amended, as described below). The CD1 is secured by a pledge of the Company’s properties and assets. Until the closing of the Stream, the CD1 was to be convertible into shares of Company common stock at a price of C$0.30 per share, subject to stock exchange approval (subsequently amended, as described below). Alternatively, Sprott may elect to retire the CD1 with the cash proceeds from the Stream. The Company may elect to repay the CD1 early; if Sprott elects not to exercise its conversion option at such time, a minimum of 12 months of interest would apply.

Concurrent with the funding of the CD2 in June 2022, the Company and Sprott agreed to a number of amendments to the terms of the CD1, including that the maturity date would be amended from July 7, 2023 to March 31, 2025, and that the CD1 would remain outstanding until the new maturity date regardless of whether the Stream is advanced, unless the Company elects to exercise its option of early repayment. The Company determined that the amendments in the terms of the CD1 should not be treated as an extinguishment of the CD1, and have therefore been accounted for as a modification as a result of the treatment the Company reported a gain of $179,046 in the gain (loss) on fair value of convertible debentures line of the statement of operations for the year ended December 31, 2022.

Concurrent with the funding of the Stream in June 2023, the Company and Sprott agreed to amend the maturity date of CD1 from March 31, 2025, to March 31, 2026, and that CD1 would remain outstanding until the new maturity date unless the company elects to exercise its option of early repayment. The Company determined that the amendments to the terms of the CD1 should not be treated as an extinguishment of the CD1 and have therefore been accounted for as a modification. As a result of the modification the company reported a gain of $58,657 in the gain (loss) on fair value of convertible debentures line of the consolidated statement of (loss) income for year ended December 31, 2023.

$15,000,000 Series 2 Convertible Debenture (CD2)

The Company closed the $15,000,000 CD2 on June 17, 2022. The CD2 bears interest at an annual rate of 10.5%, payable in cash or common stock at the Company’s option, and matured on March 31, 2025. The CD2 is secured by a pledge of the Company’s properties and assets, and is convertible into Company common stock at a price of C$0.29 per share at Sprott’s election at any time through the maturity date. The repayment terms include 3 quarterly payments of $2,000,000 each beginning June 30, 2024, and $9,000,000 on the maturity date.

Concurrent with the funding of the Stream in June 2023, the Company and Sprott agreed to amend the maturity date of the CD2 from 3 quarterly payments of $2,000,000 each beginning June 30, 2024, and $9,000,000 on March 31, 2025, to payment in full on March 31, 2026, and that the CD2 would remain outstanding until the new maturity date unless the company elects to exercise its option of early repayment or Sprott elects to exercise its share conversion option. The Company determined that the amendments to the terms of the CD2 should not be treated as an extinguishment of the CD2 and have therefore been accounted for as a modification. As a result of the modification the company reported a loss of $(3,833) in the gain (loss) on fair value of convertible debentures line of the consolidated statement of (loss) income for year ended December 31, 2023.

The Company determined that in accordance with ASC 815 derivatives and hedging, each debenture will be valued and carried as a single instrument, with the periodic changes to fair value accounted through earnings, profit and loss.

Consistent with the approach above, the following table summarizes the key valuation inputs as at applicable valuation dates:

Reference (2)(4) (5)	Valuation date	Maturity date	Contractual Interest rate	Stock price (US$)	Expected equity volatility	Credit spread	Risk-free rate	Risk- adjusted rate
CD1 note(3)	12-31-22	03-31-25	7.50%	0.125	120%	7.08%	4.32%	17.85%
RCD note	12-31-22	03-31-25	9.00%	0.125	120%	7.08%	4.32%	17.85%
CD2 note(3)	12-31-22	03-31-25	10.50%	0.125	120%	7.08%	4.32%	19.76%
RCD note	06-23-23	03-31-25	9.00%	0.169	120%	8.28%	4.83%	19.37%
CD1 note(3)	12-31-23	03-31-26	7.50%	0.098	115%	8.41%	4.18%	18.89%
CD2 note(3)	12-31-23	03-31-26	10.50%	0.098	115%	8.41%	4.18%	20.79%

(1)	The CD1 carried a Discount for Lack of Marketability (“DLOM”) of 5.0% as of the issuance date and as of March 31, 2022. The CD2 carried a DLOM of 10.0% as of the issuance date and June 30, 2022
(2)	CD1 and RCD carry an instrument-specific spread of 7.23%, CD2 carries an instrument-specific spread of 9.32%
(3)	The conversion price of the CD1 is $0.227 and CD2 is $0.219 as of December 31, 2023. The conversion price of the CD1 is $0.219 and CD2 is $0.212 as of December 31, 2022.
(4)	A project risk rate of 13.0% was used for all scenarios of the RCD fair value computations
(5)	The valuation of the RCD is driven by the aggregation of (i) the present value of future potential cash flow to the royalty holder, in the event that the RCD is converted to a royalty, utilizing an estimate of future metal sales and Monte Carlo simulations of future metal prices, and (ii) the computation of the present value assuming no conversion to the 1.85% gross revenue royalty. The valuation of (i) is compared to the valuation of (ii) for each simulation, with the higher value used in the aggregation to arrive at the fair value of the RCD. This results in an implied probability of the RCD being converted to the royalty, in the event that the Stream is advanced.

The resulting fair values of the CD1, RCD, and CD2 at December 31, 2023, and as of December 31, 2022, were as follows:

Instrument Description	December 31, 2023	December 31, 2022
CD1	$5,244,757	$5,537,360
RCD	-	10,285,777
CD2	13,458,570	14,063,525
Total	$18,703,327	$29,886,662

The total gain (loss) on fair value of debentures recognized during the year ended December 31, 2023 and December 31, 2022, was $1,673,776 and ($1,140,537), respectively. The portion of changes in fair value that is attributable to changes in the Company’s credit risk is accounted for within other comprehensive income. During the year ended December 31, 2023 and December 31, 2022, the Company recognized $554,787 and $253,875 respectively, within other comprehensive income. Interest expense for the year ended December 31, 2023 and 2022 was $2,368,233 and $2,092,065 respectively. At December 31, 2023 interest of $510,411 ($691,890 at December 31, 2022) is included in interest payable on the consolidated balance sheets. During the year ended December 31, 2023, the Company issued shares of common stock in connection with its election to satisfy interest payments under the outstanding convertible debentures recognizing a loss on extinguishment of debt of $268,889 ($nil in the year ended December 31, 2022) in the consolidated statements of (loss) income and comprehensive (loss) income.

The Company performs quarterly testing of the covenants in the CD1 and CD2, and was in compliance with all such covenants as of December 31, 2023.

$5,000,000 Bridge Loan

On December 6, 2022, the Company closed a $5,000,000 loan facility with Sprott (the “Bridge Loan”). The Bridge Loan is secured by the same security package in place for the RCD, CD1, and CD2. The Bridge Loan bears interest at 10.5% per annum and matures at the earlier of (i) the advance of the Stream, or (ii) June 30, 2024. In addition, the minimum quantity of metal delivered under the Stream, if advanced, would increase by 5% relative to amounts previously announced.

On June 23, 2023 the Company used some of the proceeds from the Stream to repay the outstanding principal and interest on the Bridge Loan recognizing a loss on extinguishment of debt of $222,754 in the consolidated statements of (loss) income and comprehensive (loss) income. At December 31, 2023 interest of $nil ($53,985 at December 31, 2022) is included in interest payable on consolidated balance sheets. Interest expense for year ended December 31, 2023, was $346,550 compared to $70,404 for the year ended December 31, 2022.

The Stream

On June 23, 2023, all conditions were met for the closing of the Stream, and $46,000,000 was advanced to the Company. The Stream is secured by the same security package that is in place with respect to the RCD, CD1, and CD2. The Stream is repayable by applying 10% of all payable metals sold until a minimum quantity of metal is delivered consisting of, individually, 63.5 million pounds of zinc, 40.4 million pounds of lead, and 1.2 million ounces of silver (subsequently amended, as described below). Thereafter, the Stream would be repayable by applying 2% of payable metals sold. The delivery price of streamed metals will be 20% of the applicable spot price. At the Company’s option, the Company may buy back 50% of the Stream Amount at a 1.40x multiple of the Stream Amount between the second and third anniversary of the date of funding, and at a 1.65x multiple of the Stream Amount between the third and fourth anniversary of the date of funding. The Company incurred $740,956 of transactions costs directly related to the Stream which were capitalized against the initial recognition of the Stream of $45,259,044 on the consolidated balance sheets.

The Company determined that in accordance with ASC 815 derivatives and hedging, the Stream does not meet the criteria for treatment as a derivate instrument as the quantities of metal to be sold thereunder are not subject to a minimum quantity, and therefore a notional amount is not determinable. The Company has therefore determined that in accordance with ASC 470, the stream obligation should be treated as a liability based on the indexed debt rules thereunder. The initial recognition has been made at fair value based on cash received, net of transaction costs, and the discount rate calibrated so that the future cash flows associated with the Stream, using forward commodity prices, equal the cash received. The measurement of the stream obligation is accounted for at amortized cost with accretion at the discount rate. Subsequent changes to the expected cash flows associated with the Stream will result in the adjustment of the carrying value of the stream obligation using the same discount rate, with changes to the carrying value recognized in the consolidated statements of (loss) income and comprehensive (loss) income.

The Company determined the effective interest rate of the Stream obligation to be 10.8% and recorded accretion expense on the liability of $2,516,593 for the year ended December 31, 2023 ($nil for the year ended December 31, 2022) recognized in the consolidated statement of (loss) income and comprehensive (loss) income, accretion expense on the liability of $233,407 for the year ended December 31, 2023 ($nil for the year ended December 31, 2022) capitalized into the process plant (note 5) on the consolidated balance sheets and loss on revaluation of the liability of $3,128,956 for the year ended December 31, 2023 ($nil for the year ended December 31, 2022), bringing the liability to $51,138,000 as of December 31, 2023. The revaluation is because of a change in projections. The key assumptions used in the revaluation are production of 700,000,000 lbs of zinc, 385,000,000 lbs of lead, 8,700,000 oz of silver over 14 years and commodity prices of 1.15 $/lb to 1.25 $/lb for zinc, 0.90 $/lb to 0.95 $/lb for lead, and 22.50 $/oz to $24.50 $/oz for silver.

$21,000,000 Debt Facility

On June 23, 2023, the Company closed a $21,000,000 debt facility with Sprott which is available for draw at the Company’s election for a period of 2 years. As of December 31, 2023, the company has not drawn on the facility. Any amounts drawn will bear interest of 10% per annum, payable annually in cash or capitalized until three years from closing of the Debt Facility at the Company’s election, and thereafter payable in cash only. The maturity date of any drawings under the Debt Facility will be June 23, 2027. For every $5 million or part thereof advanced under the Debt Facility, the Company will grant a new 0.5% life-of-mine gross revenue royalty, on the same terms as the Royalty, to a maximum of 2.0% on the Primary Claims and 1.4% on the Secondary Claims. The Company may buy back 50% of these royalties for $20 million. The Company determined that no recognition is required on the financial statements as of December 31, 2023, as no amount has been drawn from the facility.

Other Interest

During the year ended December 31, 2023, and December 31, 2022 the Company recognized $1,708 and $72,304 respectively of other interest expense.